
CLEARFIELD
NASDAQ CLFD
Leader in Fiber Optic Management & Connectivity Solutions
Fiscal Q1 2017 FieldReport
January 26, 2017

Hello, this is Cheri Beranek, President and CEO of Clearfield. Welcome to our fiscal first quarter 2017 FieldReport. Before we begin today, I'd like to provide some important cautions regarding forward-looking statements made during today's presentation.

Important Cautions Regarding Forward-Looking Statements

Forward-looking statements contained herein are made pursuant to the safe harbor provisions of the Private Litigation Reform Act of 1995. These statements are based upon the Company's current expectations and judgments about future developments in the Company's business.

Certain important factors could have a material impact on the Company's performance, including, without limitation: our results of operations could be adversely affected now that the stimulus funds of the American Recovery and Reinvestment Act are fully allocated and projections are nearing completion; National Broadband Plan's transitioning from the USF to the CAF program may cause our customers and prospective customers to delay or reduce purchases; a significant percentage of our sales in the last three fiscal years have been made to a small number of customers, and the loss of these major customers would adversely affect us; intense competition in our industry may result in price reductions, lower gross profits and loss of market share; our results of operations could be adversely affected by economic conditions and the effects of these conditions on our customers' businesses; our operating results may fluctuate significantly from quarter to quarter, which may make budgeting for expenses difficult and may negatively affect the market price of our common stock; to compete effectively, we must continually improve existing products and introduce new products that achieve market acceptance; we may face circumstances in the future that will result in impairment charges, including, but not limited to, significant goodwill impairment charges; we rely on single-source suppliers, which could cause delays, increases in costs or prevent us from completing customer orders, all of which could materially harm our business; we face risks associated with expanding our sales outside of the United States; our success depends upon adequate protection of our patent and intellectual property rights; further consolidation among our customers may result in the loss of some customers and may reduce sales during the pendency of business combinations and related integration activities; we are dependent on key personnel; product defects or the failure of our products to meet specifications could cause us to lose customers and sales or to incur unexpected expenses; and other factors set forth in Part I, Item IA. Risk Factors of Clearfield's Annual Report on Form 10-K for the year ended September 30, 2016 as well as other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update these statements to reflect actual events.

© Copyright 2017 Clearfield, Inc. All Rights Reserved.

Certain important factors could have a material impact on the Company's performance, including those set forth in the slide entitled "Important Cautions Regarding Forward-Looking Statements," as well as the factors set forth in Clearfield's Annual Report on Form 10-K for the fiscal year ending September 30, 2016 and other filings with the Securities and Exchange Commission.


Welcome
CLEARFIELD
Cheri Beranek
President & CEO

It's an exciting time for Clearfield. The momentum established in FY16 continues into this new fiscal year as we prove out how our fiber management and pathway products reduce the total cost of ownership of broadband networks for telco, cable, wireless and municipal networks. Revenues for the quarter increased consistent with the outlook we have provided. Moreover, as announcements accelerate regarding the hundreds of planned fiber deployments throughout the country, our market development initiatives are in full force throughout the broadband service community, aimed at gaining incremental approvals and the potential of issuing accelerated growth outlook projections.

Revenue for the first quarter grew by 16% year-over-year to $18.3 million, reflecting strong growth in our wireline and wireless markets, despite a seasonally-driven reduction in demand from our cable TV customers. Our sales to the Tier 1 group represented nearly 10% of our total revenue for the quarter, in comparison to representing 4% of all fiscal 2016's revenue. Complementing our continued success in our wireline markets was yet another quarter of encouraging growth in our revenue from the wireless market, which increased by 38% compared to the same period a year-ago.

Partly because of the advances we made in penetrating the Tier 1 group, our gross margins for the quarter came in slightly below our 40-42% target range. We believe this reflects our initial success in selling to the Tier 1 customers, which we are striving to build upon by achieving the necessary industry certifications to sell to them more aggressively. As we've stated before, these certifications do require a lot of time and investment, but we are confident that we are moving nicely along the individual testing phases, and that achieving these certifications will only enhance our supplier position within each of the major Tier 1 players.

But before I discuss our operational results, growth strategies, and future outlook in greater detail, I would like to turn the presentation over to our CFO, Dan Herzog, who will walk us through the financial performance for the first quarter of fiscal 2017.


Financial Update
CLEARFIELD
Dan Herzog
Chief Financial Officer

Thank you, Cheri.

Now, looking at our financial results in more detail…


Quarterly Financial Performance
Revenue
$15.7M
$16.9M
$21.6M
$21.1M
$18.3M
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
+12%
+37%
+19%
+33%
+16%
Year-over-Year Growth Rate

Our revenue in the first quarter of fiscal 2017 increased 16% to $18.3 million from $15.7 million during the same year-ago period. The improvement for the quarter was driven primarily by an increase in sales to our wireline and wireless customers, which was partially offset by a decrease in our sales to cable TV customers. As Cheri had alluded to earlier, we experienced some winter seasonality in demand from our cable TV customers. This, along with some of the delays associated with the recent M&A activity in this market, contributed to us experiencing lower revenues from this customer group.

International revenue in fiscal Q1 more than doubled to $1.6 million, or 9% of total revenue, from $700,000, or 5% of total revenue, in fiscal Q1 2016. After a period of sluggish growth from our international business, we are starting to experience a healthy pick-up in demand, as favorable market conditions and increased sales efforts from both our direct sales teams and distribution partners combine to increase our growth outside the U.S.


Quarterly Financial Performance
Revenue
$15.7M
$16.9M
$21.6M
$21.1M
$18.3M
Q1-16 Q2-16 Q3-16 Q4-16 Q1-17
+12% +37% +19% +33% +16%
Year-over-Year Growth Rate
Gross Profit
$6.7M
$7.3M
$9.3M
$9.6M
$7.2M
Q1-16 Q2-16 Q3-16 Q4-16 Q1-17
42.6% 43.0% 43.2% 45.5% 39.5%
Gross Margin

Gross profit for the fiscal first quarter of 2017 increased 8% to $7.2 million, or 39.5% of total revenue. This compares to $6.7 million, or 42.6% of total revenue, in the same year-ago period. Gross margin for the quarter decreased due to increased sales to Tier 1 customers, overall mix of products sold, and a higher percentage of sales driven by our distribution partners.

Our sales to the Tier 1 customer group demonstrate the emerging opportunity to significantly expand our business, but it should be noted that products into this customer group have yet to be cost reduced. We are confident in the long-term execution of our gross profit goals as our sales to this group ramps up.

We are committed to supporting our channel partners as they help us increase our exposure and sales to key customers. However, we recognize that this strategic focus in our go-to-market strategy can sometimes have a short-term impact on our gross margins, which is why we emphasize evaluating our gross margins on a longer-term basis.

We are confident that our constantly improving manufacturing capabilities, both domestic and international, can put us in a position to remain competitive in the marketplace.


Strategic Investment in Growth: 30% OPEX Model
$4.7M
$5.1M
$5.9M
$6.4M
$6.0M
29.9%
30.3%
27.2%
30.5%
32.9%
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
Operating Expenses
% of Revenue

Our operating expenses for fiscal Q1 were $6.0 million, which was up 28% from the same year-ago quarter while consistent with our spending over the last two quarters. The increase over the year ago quarter was mainly due to additional personnel to support our sales and operational expansion, as well as increased spending to achieve the industry certifications required for securing meaningful business at the Tier 1 level.

Although our operating expense ratio as a percentage of revenue might fluctuate from quarter to quarter, we maintain our model of 30% for 2017, and will continue to make investments throughout the fiscal year to support the long-term growth and profitability of our business.



Quarterly Financial Performance
Revenue
$15.7M
$16.9M
$21.6M
$21.1M
$18.3M
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
+12%
+37%
+19%
+33%
+16%
Year-over-Year Growth Rate
Gross Profit
$6.7M
$7.3M
$9.3M
$9.6M
$7.2M
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
42.6%
43.0%
43.2%
45.5%
39.5%
Gross Margin
Net Income
$1.5M
$1.5M
$2.4M
$2.7M
$0.9M
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
9.5%
8.8%
10.9%
12.7%
4.8%
Net Margin

Our net income for the fiscal first quarter was $900,000, or $0.06 per diluted share. This compares to $1.5 million, or $0.11 per diluted share in the same year-ago quarter.

Turning now to our balance sheet…

Balance Sheet Supports Growth

$ in Millions except for per-share data	Dec. 31, 2016	Sept. 30, 2016
Cash & Investments	$43.3	$44.2
Total Assets	$69.3	$70.6
Stockholders' Equity	$64.2	$62.6
Total Debt	$0	$0
Total Capitalization	*$64.2*	*$62.6*
Current Ratio	10.6x	7.0x
Tangible Book Value	$61.7	$60.0
Tangible Book Value/Share	*$4.36*	*$4.25*



Cash & Investment Balances
$22.6M
$33.1M
$34.3M
$44.2M
$43.3M
2013
2014
2015
2016
Q1-17

During the first quarter, our cash and investments decreased modestly to $43.3 million. Our current ratio, however, increased from 7.0 to 10.6, and our tangible book value increased 3% from the prior quarter to $61.7 million.

Our order backlog, which we define as purchase orders received but not yet fulfilled, was $3.6 million as of December 31, 2016, an increase of 8% year-over-year.

Finally, we did not repurchase any shares during the fiscal first quarter under our stock repurchase program, which was authorized in November 2014. As of December 31, 2016, we have repurchased an aggregate of 99,179 shares for approximately $1.2 million under the program. We are authorized to repurchase an additional $6.8 million should the opportunity arise to benefit our shareholders.

Now with that, I would like to turn the presentation back over to Cheri for her insights into our operations for the quarter, as well as our outlook and strategic initiatives for the remainder of fiscal 2017.

Cheri?


Operational Update and Outlook
CLEARFIELD
Cheri Beranek
President & CEO

Thanks, Dan.

As a company, we've been seeing the industry focus increasingly more on optical connectivity in the access network, whether that includes fiber to the home, business, antenna, or virtually any desired endpoint. This increasing focus, along with our best-in-class lead time, has allowed us to generate strong revenue growth across nearly every one of our key markets.


Fiscal Q1 2017 Revenue Composition and Growth Drivers
CLEARFIELD
WIRELINE
56%
Core: Tier 3 and municipalities
Emerging: Tier 2
WIRELINE – TIER 1
9%
WIRELESS & CABLE TV
12%
Wireless service providers
MSOs
CONTRACT MFG.
7%
ALTERNATIVE
4%
Competitive local exchange carriers
OTHER
3%
Misc. sales
INTERNATIONAL
9%
Caribbean and Latin America
WIRELINE
ALTERNATIVE
OTHER
INTERNATIONAL
CONTRACT MFG.
WIRELESS & CABLE TV
WIRELINE - TIER 1
Based on revenue of $18.3 million for the fiscal quarter ended December 31, 2016.

To start with, our wireline business continued to demonstrate solid growth for the quarter, representing a total of 65% of our total revenue of $18.3 million. Of this amount, 9% came from the Tier 1 customer group, compared to 4% contribution to revenue for the entire fiscal 2016. As I mentioned earlier, this reflects the progress we have already made penetrating these customers as our solutions pend certification approval.

Our wireless and cable TV business, both in the U.S. and internationally, also contributed to the overall 16% year-over-year revenue growth for the quarter, despite making up a smaller percentage of our total revenues. Within this area of our business, sales to wireless customers increased by 38% over the same year-ago period. Although sales to cable TV customers were down for the quarter, due to the winter seasonality and deployment delays caused by industry consolidation, we believe that the entire customer group, including wireless, will be a strong driver for us throughout fiscal 2017, as these service providers continue to densify their networks, support their wireless backhaul, and invest to prevent customer churn.

Overall, we believe we are steadily increasing our market share across our key markets, and are positioned to leverage our best-in-class lead times to meet supplier network demands and achieve our growth initiatives for fiscal 2017.

Growth Strategies and Initiatives

Strategy	Initiative
Multiply — Increase exposure and presence in key markets	▶ Expanding global salesforce and strengthening relationships with distributors
Build Out — Continue expanding and evolving our solutions to meet customers' dynamic needs	▶ Working more closely with the engineering and design teams of service providers to create custom products for their platforms
Leverage — Use installed base of reference accounts to penetrate newer customers	▶ Taking our field expertise gained from 550+ deployments to solve the challenges of national Tier 1 and 2 carriers
Communicate — Promote our core competencies and unique skill sets to drive accelerated growth in sales to wireless and cable TV providers	▶ Demonstrating our ability to help cost-effectively take fiber deeper into the network and terminate and package optical components

These initiatives are part of a multi-tiered strategy for fiscal 2017 to expand our sales and marketing capacity, continue to build solutions around our customers' unique requirements, and leverage our established reputation and expertise within our core markets to successfully compete at some of our newer markets, especially at Tier 1 level.

Already, we have made substantial progress on executing these initiatives, and are beginning to see some of the early fruits of our labor. Today, we are a much stronger organization than we were a year ago, and are well-equipped to address both the challenges and opportunities constantly emerging in the fiber management and delivery landscape.


Fiscal 2017 Outlook
CLEARFIELD
Based on current outlook and pipeline, we forecast:
• 15%+ revenue growth:
– Continued growth in core Tier 3 wireline and municipality markets
– Substantial growth in wireless and cable TV markets
– Positive upside (the '+') from potential ramp in sales to Tier 1 customers
• Operating income to grow with revenue:
– Continue to make investments to position us to scale
– Long-term OPEX forecasted to be 30% as a percentage of revenue
Revenue Growth Outlook
$53.4M
$58.0M
$60.3M
$75.3M
15%+
2013
2014
2015
2016
2017F
Please note: Outlook and forecast effective only on January 26, 2017.

We are maintaining our 15%+ revenue outlook for fiscal 2017. We expect revenues into our wireless and cable TV business to grow by a substantial amount, as we continue to prove out our value proposition to this customer group. Further, we anticipate our core Tier 3 and municipality business to exhibit much of the consistent growth we've seen over the years, and we look to not only maintain but also increase our leading market share in this space.

We are pleased with the quarter's acceleration in sales to the Tier 1 group, while we emphasize that sales cycles to these customers are typically long and require an adequate level of investment. Fortunately, we have not only built the right manufacturing structure, but also have a strong balance sheet and an expanded salesforce, to help us scale and meet the growing demands of these customers. For this reason, we continue to keep the plus in our fiscal 2017 forecast to indicate that a further ramp up in sales to the Tier 1 customers could accelerate our growth projections.

Overall, we are excited to close out the first quarter of the new fiscal year with strong traction on both the customer and financial fronts. Building on the momentum we have already made, we believe we are positioned to continue growing profitably while also pursuing opportunities that can help us scale our organization.

Contact Us

Company Contact:
Cheri Beranek
CEO & President
Clearfield, Inc.
IR@clfd.net

Investor Relations:
Matt Glover or Najim Mostamand
Liolios Group, Inc.
(949) 574-3860
CLFD@liolios.com


CLEARFIELD

Clearfield, Inc.
Minneapolis, Minnesota

In closing, we encourage you to review today's earnings release and filings, and we welcome any questions you may have about our financial performance, operations, products or industry. Please send any inquiries you may have to CLFD@liolios.com. We will post the most relevant questions and answers in the 'For Investors' section of our website.

This wraps up today's FieldReport. Thank you for your interest and support, and we look forward to speaking again with you soon.